Exhibit 10.13

Execution Copy

AMENDMENT NO. 8 TO AMENDED AND
RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT

THIS AMENDMENT NO. 8 TO AMENDED AND RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT (this “Amendment”), dated as of November___, 2001, is made by and among (i) WESTMORELAND-LG&E PARTNERS, a Virginia general partnership, as Borrower (the “Borrower”), (ii) CREDIT SUISSE FIRST BOSTON, NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA, SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank Limited), New York Branch, THE SANWA BANK LIMITED, UNION BANK OF CALIFORNIA, N.A., THE FUJI BANK LIMITED, New York Branch, CREDIT LYONNAIS, New York Branch, CREDIT LYONNAIS, Cayman Island Branch, LANDESBANK HESSEN-THURINGEN GIROZENTRALE and each Purchasing Lender, as Lenders, (iii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Lender and as Institutional Agent and each Purchasing Institutional Lender, (iv) CREDIT SUISSE FIRST BOSTON, New York Branch, as the Issuing Bank, (v) CREDIT SUISSE FIRST BOSTON, NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA and THE SUMITOMO BANK, LIMITED, New York Branch, as Co-Agents (together with their successors in such capacity) and (vi) CREDIT SUISSE FIRST BOSTON, as Agent for the Lenders, the Institutional Lenders and the Issuing Bank (together with its successors in such capacity).

               Reference is made to the Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended by Amendment No. 1 dated as of November 4, 1994, Amendment No. 2 dated as of December 30, 1994, Amendment No. 3 dated as of January 31, 1995, Amendment No. 4 dated as of October 19, 1995, Amendment No. 5 dated as of December 15, 1996, Amendment No. 5 dated as of August 23, 2000, Amendment No. 6 dated as of November 21, 2000 and Amendment No. 7 dated as of November 15, 2001, each among Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Co-Agents and Agent (each, as defined therein) and the letter agreement, dated July 20, 1999 from Credit Suisse First Boston as Agent, as Issuing Bank, as Co-Agent and as Securities Intermediary, and acknowledged and agreed to by the Borrower, the Lenders, the Institutional Lenders and the Institutional Agent (collectively, the “Credit Agreement”).

W I T N E S S E T H:

               WHEREAS, the Bond Letters of Credit will expire on December 20, 2001 and Borrower does not expect the Issuing Bank to renew or extend the terms of the Bond Letters of Credit;

               WHEREAS, Borrower desires to provide a Series 1991 Substitute Letter of Credit and a Series 1993 Substitute Letter of Credit after the expiration of the Bond Letters of Credit;

               WHEREAS, Credit Suisse First Boston is the issuer of the Rova I Virginia Power Letter of Credit, the Rova II Virginia Power Letter of Credit (collectively, the “Virginia Power Letters of Credit”) and the Bond Letters of Credit;

               WHEREAS, Borrower desires to arrange for a Series 1991 Substitute Letter of Credit to be in effect in accordance with Section 5.2(b) of the Series 1991 Loan Agreement and for a Series 1993 Substitute Letter of Credit to be in effect in accordance with Section 5.2(b) of the Series 1993 Loan Agreement (the “Substitute Bond Letters of Credit”);

               WHEREAS, pursuant to Section 3.4(e) of the Credit Agreement, the term “Lender” or “Lenders” includes the Issuing Bank, in its individual capacity, with respect to any Advances and any Note issued to the Issuing Bank or for its benefit;

               WHEREAS, pursuant to Section 9.2 of the Credit Agreement, any Lender may sell to one or more first-class financial institutions, with the consent of Agent, Issuing Bank and the Borrower, its rights or obligations with respect to a Letter of Credit;

               WHEREAS, the parties to this Amendment contemplate that the financial institution that issues the Substitute Bond Letters of Credit will assume the rights and obligations of Credit Suisse First Boston with respect to Bond Letters of Credit and all drawings made thereunder, including the participation and funding commitment of Credit Suisse First Boston as set forth in Section 3.2 of the Credit Agreement with respect to any Series 1991 Term Loan and Series 1993 Term Loan;

               WHEREAS, in the event that the Substitute Letters of Credit are issued by a financial institution other than Credit Suisse First Boston and Credit Suisse First Boston sells its rights and obligations with respect to Bond Letters of Credit to another financial institution (the effective date of such sale being referred to as the “Bond L/C Transfer Date”), Credit Suisse First Boston will not be the issuing bank with respect to the Substitute Bond Letters of Credit, but will continue to be the issuing bank with respect to the Virginia Power Letters of Credit until the expiration or substitution of the Virginia Power Letters of Credit;

               WHEREAS, Section 9.4 of the Credit Agreement requires the written consent of the Majority Lenders and the signature of the Borrower and the Agent in order to amend the Credit Agreement or any other Loan Instrument; and

               WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement in the manner set forth below in order to (i) permit the substitution of Credit Suisse First Boston, in its capacity as issuer of the Bond Letters of Credit, with another first-class financial institution, (ii) eliminate the requirement of Section 3.2(c) of the Credit Agreement that (x) any issuer of a Series 1991 Substitute Letter of Credit agree to become a Purchasing Lender with pro rata extensions of credit or commitments of an amount at least equal to fifteen percent of the Outstanding Tranche A Extensions of Credit at such time, (y) any issuer of a Series 1993 Substitute Letter of Credit agree to become a Purchasing Lender with pro rata extensions of credit or commitments of an amount at least equal to fifteen percent of the Outstanding Tranche B Extensions of Credit at such time, and (z) the Lenders sell, assign or otherwise transfer, at par, to any such issuer, such portions of the Lenders’ Loans, L/C Reimbursement Obligations or Letter of Credit participations, or commitments therefor in such pro rata amounts as are necessary to provide such issuer with the aforesaid extensions of credit or commitments therefor, and (iii) permit the Borrower to provide a Series 1991 Substitute Letter of Credit and a Series 1993 Substitute Letter of Credit at any time after the expiration of the Bond Letters of Credit.

               NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

               1.       Definitions. For all purposes of this Amendment, capitalized terms used herein (including in the preamble and the recitals hereof) but not otherwise defined herein shall have the meanings set forth in the Credit Agreement including Exhibit X thereto.

               2.       Amendment to Exhibit X to the Credit Agreement. Exhibit X to the Credit Agreement is hereby amended as follows:

(a) The definition of “Cash Revenues” is hereby amended by deleting the words “Issuing Bank” in the twelfth line thereof and replacing such words with the words “Bond L/C Issuing Bank”.

(b) The definition of “Issuing Bank” is hereby amended by deleting such term and its corresponding definition in its entirety and replacing it with the following language: “Issuing Bank” means (i) Credit Suisse First Boston, New York Branch, and its successors and assigns, in its capacity as the issuer of the Rova I Virginia Power Letter of Credit, the Rova II Virginia Power Letter of Credit, any Rova I Trade Letter of Credit and any Rova II Trade Letter of Credit for so long as such letters of credit are in effect, or (ii) the issuer of any replacement Rova I Virginia Power Letter of Credit, Rova II Virginia Power Letter of Credit any Rova I Trade Letter of Credit and any Rova II Trade Letter of Credit then in effect, and its successors and assigns in such capacity.

(c) The definition of “Rova I L/C Reimbursement Obligation” is hereby amended by replacing the words “Issuing Bank” in the fifth line thereof with the words “Bond L/C Issuing Bank”.

(d) The definition of “Rova II L/C Reimbursement Obligation” is hereby amended by replacing the words “Issuing Bank” in the fifth line thereof with the words “Bond L/C Issuing Bank”.

(e) The definition of “Secured Parties” is hereby amended by inserting the words “the Bond L/C Issuing Bank” immediately after the words “the Issuing Bank,” in the first line thereof.

(f) The definition of “Series 1991 Letter of Credit” is hereby amended by deleting the words “Issuing Bank” in the second line thereof and replacing such words with the words “Bond L/C Issuing Bank and its successors and assigns”.

(g) The definition of “Series 1991 Letter of Credit Facility” is hereby amended by deleting the words “Issuing Bank” and replacing such words with the words “Bond L/C Issuing Bank and its successors and assigns”.

(h) The definition of “Series 1993 Letter of Credit” is hereby amended by deleting the words “Issuing Bank” in the sixth line thereof and replacing such words with the words “Bond L/C Issuing Bank and its successors and assigns”.

(i) The definition of “Series 1993 Letter of Credit Facility” is hereby amended by deleting the words “Issuing Bank” and replacing such words with the words “Bond L/C Issuing Bank and its successors and assigns”.

(j) The definition of “Taxes” is hereby amended by inserting the words “or the branch of any Bond L/C Issuing Bank issuing any Bond Letters of Credit” immediately after the words “Letters of Credit,” in the eleventh line thereof.

(k) The definition of “Tranche A Advance” is hereby amended by inserting the words “or by the Bond L/C Issuing Bank, as applicable” in clause (d) thereof immediately after the words “Issuing Bank” in the ninth line thereof.

(l) The definition of “Tranche A Application for Borrowing” is hereby amended by deleting (i) the words “Issuing Bank” in the fifth line of clause (d) thereof and replacing such words with the words “Bond L/C Issuing Bank” and by inserting before the words “Rova I Letter of Credit” in clause (d) thereof the word “initial.”

(m) The definition of “Tranche B Advance” is hereby amended by inserting the words “or by the Bond L/C Issuing Bank, as applicable” in clause (d) thereof immediately after the words “Issuing Bank” in the ninth line thereof and by inserting before the words “Rova II Letter of Credit” in clause (d) of thereof the word “initial.”

(n) Exhibit X is further amended by inserting the following definition in the appropriate alphabetical order:

“Bond L/C Issuing Bank” means Credit Suisse First Boston, New York Branch, and its successors and assigns, in its capacity as the issuer of, and for so long as it is the issuer of the Bond Letters of Credit then in effect or (ii) the issuer of any Series 1991 Substitute Letter of Credit and any Series 1993 Substitute Letter of Credit then in effect and its successors and assigns in such capacity.

               3.       Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 2.3(a)(i) is hereby amended by (i) inserting the words “, the Bond L/C Issuing Bank” immediately after the words “the Lenders” in the second, eighth, thirty-seventh, fortieth, forty-second and the forty-eighth lines thereof, (ii) inserting the words “, the Bond L/C Issuing Bank” immediately after the word “Lender” in the fourth, tenth, eleventh, nineteenth, twenty-fourth, twenty-sixth, forty-eighth and fifty-sixth lines thereof, (iii) inserting the words “, the Bond L/C Issuing Bank” immediately after the words “Issuing Bank” in the fourteenth, fifty-fourth and fifty-seventh lines thereof, and (iv) inserting the words “or Bond L/C Issuing Bank’s” immediately after the words “Issuing Bank’s” in the fiftieth line thereof.

(b) Section 2.3(b) is hereby amended by (i) inserting the words “or the Bond L/C Issuing Bank” immediately after the words “Issuing Bank” in the seventh line thereof and in the fifth and ninth lines of the last paragraph thereof and (ii) inserting the words “or Bond L/C Issuing Bank’s” immediately after the word “Bank’s” in the sixth line of the last paragraph thereof.

(c) Section 2.3(c) is hereby amended by (i) inserting the words “or Bond L/C Issuing Bank” immediately after the words “Issuing Bank” in the sixth, seventeenth, and twenty-first lines thereof and (ii) inserting the words “or Bond L/C Issuing Bank’s” immediately after the words “Issuing Bank’s” in the seventeenth line thereof.

(d) Section 2.4(c) is hereby amended by (i) deleting the words “on the Tranche A Conversion Date” in the sixth, seventh and eighth lines of subparagraph (i)(B) thereof and replacing such words with the words “on such Tranche A Repayment Date”, (ii) deleting the words “on the Tranche B Conversion Date” in the sixth, seventh, and eighth lines of subparagraph (i)(D) thereof and replacing such words with the words “on such Tranche B Repayment Date” and (iii) inserting the words “Bond L/C” immediately before the words “Issuing Bank” in the third and seventh lines of subparagraph (ii)(C) thereof.

(e) Section 2.6(b) is hereby amended by inserting the words “, Bond L/C Issuing Bank” immediately after the words “Institutional Lender” in the second, fourth, seventh, twelfth, nineteenth, twenty-first and twenty-third lines thereof and immediately after the words “Institutional Lenders” in the fifteenth and seventeenth lines thereof.

(f) Section 2.6(c) is hereby amended by inserting the words “, Bond L/C Issuing Bank” immediately after the words “Institutional Lenders” in the third line thereof.

(g) Section 2.6(c)(i)(B) is hereby amended by (i) inserting the words “the Bond L/C Issuing Bank,” immediately after the words “Issuing Bank,” in the first line thereof and (ii) inserting the words “or to the Bond L/C Issuing Bank” immediately after the words “Issuing Bank” in the fourth line thereof.

(h) Section 2.6(c)(ii)(C) is hereby amended by (i) inserting the words “the Bond L/C Issuing Bank,” immediately after the words “Issuing Bank,” in the first line thereof, and (ii) inserting the words “or to the Bond L/C Issuing Bank” immediately after the words “Issuing Bank” in the fifth line thereof.

(i) Sections 3.2(a) through 3.2(b) and Section 3.2(d) through Section 3.2(g) are hereby amended by (i) deleting the words “Issuing Bank” everywhere that such words appear in such sections and replacing such words with the words “Bond L/C Issuing Bank” and (ii) deleting the words “Issuing Bank’s” everywhere that such words appear in such sections and replacing such words with the words “Bond L/C Issuing Bank’s”.

(j) Section 3.2(b) is hereby amended by inserting the following at the end of the first paragraph thereof after the word “anniversary”:

;provided further that, in addition to the foregoing, in the case of any Series 1991 Substitute Letter of Credit issued on or after December 20, 1996, such Series 1991 Substitute Letter of Credit may provide either that the term thereof (i) may be renewed for additional periods of one year from each anniversary of the issuance date thereof if the Bond L/C Issuing Bank shall, at least ninety (90) days prior to any such anniversary, give written notice to Borrower that the Series 1991 Substitute Letter of Credit shall be extended beyond the day immediately preceding such anniversary or (ii) shall be automatically renewed for additional periods of one year from each anniversary of the issuance date thereof unless the Bond L/C Issuing Bank shall, at least six months prior to any such anniversary, give written notice to the Borrower that the Series 1991 Substitute Letter of Credit shall not be extended beyond the day immediately preceding such anniversary.

(k) Section 3.2(b) is hereby amended by inserting the following at the end of the second paragraph thereof after the word anniversary”:

;provided further that, in addition to the foregoing, in the case of any Series 1993 Substitute Letter of Credit issued on or after December 20, 1996, such Series 1993 Substitute Letter of Credit may provide either that the term thereof (i) may be renewed for additional periods of one year from each anniversary of the issuance date thereof if the Bond L/C Issuing Bank shall, at least six months prior to any such anniversary, give written notice to Borrower that the Series 1993 Substitute Letter of Credit shall be extended beyond the day immediately preceding such anniversary or (ii) shall be automatically renewed for additional periods of one year from each anniversary of the issuance date thereof unless the Bond L/C Issuing Bank shall, at least ninety (90) days prior to any such anniversary, give written notice to the Borrower that the Series 1993 Substitute Letter of Credit shall not be extended beyond the day immediately preceding such anniversary.

(l) Section 3.2(c) is hereby amended and restated as follows:

“(c) Substitute Letters of Credit and Fixed Rate Credit Facilities. Borrower agrees that it shall not be entitled to provide a Series 1991 Substitute Letter of Credit or a Series 1991 Fixed Rate Credit Facility except (A) if the Bond/LC Issuing Bank shall have wrongfully dishonored a Series 1991 Drawing under the Series 1991 Letter of Credit and such wrongful dishonor shall be continuing or (B) if the Bond L/C Issuing Bank shall no longer be a Lender and no other Lender shall have issued a Series 1991 Substitute Letter of Credit or a Series 1991 Fixed Rate Credit Facility or (C) as otherwise provided below in this Section 3.2(c). After the Tranche A Conversion Date, to but not including the first anniversary of the Tranche A Conversion Date, Borrower shall be entitled to provide a Series 1991 Substitute Letter of Credit or a Series 1991 Fixed Rate Credit Facility with the prior written consent of the Bond L/C Issuing Bank and the Majority Lenders (including the Lenders and Institutional Lenders, and which consent shall be given or withheld in the sole discretion of the aforesaid parties) and upon payment to Agent for the account of the Lenders of an amount equal to 0.500% of the amount of the Series 1991 Letter of Credit then outstanding. If the Bond L/C Issuing Bank does not renew the Series 1991 Letter of Credit at the expiration thereof, and if no Lender shall replace the Bond L/C Issuing Bank as the issuer of the Series 1991 Letter of Credit should such replacement be necessary, then Borrower shall be entitled to provide a Series 1991 Substitute Letter of Credit or a Series 1991 Fixed Rate Credit Facility at any time on or after the expiration of the Series 1991 Letter of Credit (whether or not there are any Tranche A Loans then outstanding pursuant to Section 3.2(d)(i)); provided that (1) Borrower must obtain (A) any consent required under the Series 1991 Bond Documents and (B) the prior written consent of Institutional Agent if the issuer of the Series 1991 Substitute Letter of Credit or the provider of the Series 1991 Fixed Rate Credit Facility is (in the judgment of Institutional Agent) less creditworthy than the Issuing Bank, and (2) Borrower shall pay to each Secured Party all of such Secured Party’s administrative, legal and other costs and expenses associated with the transactions contemplated pursuant to this Section 3.2(c).

Borrower agrees that it shall not be entitled to provide a Series 1993 Substitute Letter of Credit or a Series 1993 Fixed Rate Credit Facility for the Series 1993 Letter of Credit except (A) if the Bond L/C Issuing Bank shall have wrongfully dishonored a Series 1993 Drawing under the Series 1993 Letter of Credit and such wrongful dishonor shall be continuing or (B) if the Bond L/C Issuing Bank shall no longer be a Lender and no other Lender shall have issued a Series 1993 Substitute Letter of Credit or a Series 1993 Fixed Rate Credit Facility or (C) as otherwise provided below in this Section 3.2(c). After the Tranche B Conversion Date, to but not including the first anniversary of the Tranche B Conversion Date, Borrower shall be entitled to provide a Series 1993 Substitute Letter of Credit or a Series 1993 Fixed Rate Credit Facility with the prior written consent of the Bond L/C Issuing Bank and the Majority Lenders (including the Lenders and Institutional Lenders, and which consent shall be given or withheld in the sole discretion of the aforesaid parties) and upon payment to Agent for the account of the Lenders of an amount equal to 0.500% of the amount of the Series 1993 Letter of Credit then outstanding. If the Bond L/C Issuing Bank does not renew the Series 1993 Letter of Credit at the expiration thereof, and if no Lender shall replace the Bond L/C Issuing Bank as the issuer of the Series 1993 Letter of Credit should such replacement be necessary, then Borrower shall be entitled to provide a Series 1993 Substitute Letter of Credit or a Series 1993 Fixed Rate Credit Facility at any time on or after the expiration of the Series 1993 Letter of Credit (and whether or not there are any Tranche B Loans then outstanding pursuant to Section 3.2(d)(i)); provided that (1) Borrower must obtain (A) any consent required under the Series 1993 Bond Documents and (B) the prior written consent of Institutional Agent if the issuer of the Series 1993 Substitute Letter of Credit or the provider of the Series 1993 Fixed Rate Credit Facility is (in the judgment of Institutional Agent) less creditworthy than the Issuing Bank, (2) Borrower shall pay to each Secured Party all of such Secured Party’s administrative, legal and other costs and expenses associated with the transactions contemplated pursuant to this Section 3.2(c).”

(m) Sections 3.3 is hereby amended and restated as follows:

“Nature of Issuing Bank’s and Bond L/C Issuing Bank’s Duties. As among Borrower, the Issuing Bank, the Bond L/C Issuing Bank, the Lenders and Agent, Borrower hereby assumes all risks of the acts, omissions or misuse of any Letter of Credit by its beneficiary or any successor thereto. The Issuing Bank, the Bond L/C Issuing Bank, the Lenders and Agent shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of, or the making of any drawing under, any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) for failure of any beneficiary to comply fully with the conditions required in order to effect a drawing, (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, (v) for any loss or delay in the transmission or otherwise of any document or draft required in order to make any drawing and (vi) for any consequences arising from causes beyond the control of the Issuing Bank, or the Bond L/C Issuing Bank, the Lenders or Agent, except only that Borrower shall have a claim against the Issuing Bank or the Bond L/C Issuing Bank, as applicable, and the Issuing Bank or the Bond L/C Issuing Bank, as applicable, shall be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by Borrower which Borrower proves were caused by (A) the Issuing Bank’s or the Bond L/C Issuing Bank’s, as the case may be, willful misconduct or gross negligence in determining whether documents presented under a Letter of Credit comply with the terms of such Letter of Credit or (B) the Issuing Bank’s or the Bond L/C Issuing Bank’s, as the case may be, failure to pay under a Letter of Credit in accordance with its terms after the presentation to it by the beneficiary of a sight draft and certificate strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank and the Bond L/C Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Bank’s or the Bond L/C Issuing Bank’s rights or powers hereunder.

In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank or the Bond L/C Issuing Bank, under or in connection with a Letter of Credit or any related certificates or other documents, if taken or omitted in good faith and without gross negligence, shall be binding upon Borrower and shall not put the Issuing Bank or the Bond L/C Issuing Bank under any resulting liability to Borrower.”

(n) Section 3.4(a) is hereby amended by (i) inserting the number “(i)” immediately after the word “Appointment.” in the first line thereof, (ii) deleting the words “Letters of Credit” beginning in the third and seventeenth lines thereof and replacing such words with the words “each Virginia Power Letter of Credit and the Trade Letters of Credit”, and (iii) adding the following subsection as a new paragraph at the end of such section:

“(ii) Each Lender hereby irrevocably designates and appoints the Bond L/C Issuing Bank as the Bond L/C Issuing Bank under this Agreement with respect to the Bond Letters of Credit, and each such Lender hereby irrevocably authorizes the Bond L/C Issuing Bank, as the Bond L/C Issuing Bank, to take such action under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Bond L/C Issuing Bank by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Bond L/C Issuing Bank shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Bond L/C Issuing Bank; provided that nothing contained in this Section 3.4 shall be deemed to limit or impair the rights and obligations of the Bond L/C Issuing Bank under the Bond Letters of Credit.”

(o) Section 3.4(b) is hereby amended by deleting the words “Neither the Issuing Bank nor any of its officers, directors, employees, agents, attorneys-in-fact shall be” in the first line thereof and replacing such words with the words “The Issuing Bank, the Bond L/C Issuing Bank and each of their officers, directors, employees, agents and attorneys-in-fact shall not be”.

(p) Section 3.4(b)(ii) is hereby amended (i) by deleting the words “Issuing Bank” in the eleventh line thereof and replacing such words with the words “Issuing Bank or Bond L/C Issuing Bank” and (ii) deleting the words “the Issuing Bank shall not” in the seventeenth line thereof and replacing such words with the words “Neither the Issuing Bank or the Bond L/C Issuing Bank shall”.

(q) Section 3.4(c) is hereby amended by (i) replacing the words “Letters of Credit” in the twelfth line thereof with the words “each Virginia Power Letter of Credit and the Trade Letters of Credit”, (ii) inserting the number “(i)” immediately before the words “Reliance by Issuing Bank.” in the first line thereof and (iii) inserting the following new subsection as a new paragraph at the end of such section:

“(ii) Reliance by Bond L/C Issuing Bank. The Bond L/C Issuing Bank shall be entitled to rely, and shall be fully protected in relying, upon any agreement (including this Agreement), note (including any Note), writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or telephone conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower), independent accountants and other experts selected by the Bond L/C Issuing Bank. Except for the issuance of the Bond Letters of Credit in accordance with the terms of this Agreement and the payment of drawings thereunder, the Bond L/C Issuing Bank shall be fully justified in failing or refusing to take any action under this Agreement unless the Bond L/C Issuing Bank shall first receive such advice or concurrence of the Majority Lenders as the Bond L/C Issuing Bank deems appropriate or the Bond L/C Issuing Bank shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Bond L/C Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.”

(r) Section 3.4(d) is hereby amended by (i) deleting the words “Issuing Bank in its capacity” in the second line thereof and replacing such words with the words “Issuing Bank and Bond L/C Issuing Bank in their capacity”, (ii) deleting the words “Issuing Bank” beginning in the twelfth and fifteenth lines thereof and replacing such words with the words “Issuing Bank or Bond L/C Issuing Bank”, and (iii) deleting the words “Issuing Bank’s” in the twentieth line thereof and replacing such words with the words “Issuing Bank’s or Bond L/C Issuing Bank’s”.

(s) Section 3.4(e) is hereby amended by (i) inserting the number “(i)” immediately before the words “Issuing Bank in its Individual Capacity” in the first line thereof and (ii) inserting the following subsection as a new paragraph at the end of such section:

“(ii) Bond L/C Issuing Bank in Its Individual Capacity. The Bond L/C Issuing Bank and its affiliates may make loans to accept deposits from and generally engage in any kind of business with Borrower as though the Bond L/C Issuing Bank were not the Bond L/C Issuing Bank hereunder. With respect to Advances made or renewed by the Bond L/C Issuing Bank or on their behalf and any Note issued to the Bond L/C Issuing Bank or for its benefit, the Bond L/C Issuing Bank shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Bond L/C Issuing Bank, and the terms ‘Lender’ and ‘Lenders’ shall include the Bond L/C Issuing Bank in its individual capacity.”

(t) Section 3.5(a) is hereby amended by (i) deleting the words “Issuing Bank” beginning in the second, fifth, tenth, twelfth, thirty-second, thirty-fifth and thirty-ninth lines thereof and replacing such words with the words “Bond L/C Issuing Bank”, (ii) inserting the words (other than a Lender that has assigned any of its rights and obligations, including L/C Reimbursement Obligations, with respect to a Bond Letter of Credit pursuant to Section 9.2 of this Agreement and, then, only to the extent of such rights and obligations that it has assigned) immediately after the words “other Lenders” in the ninth line thereof and (iii) inserting the words “, the Bond L/C Issuing Bank,” immediately before the words “the Lenders” in the twenty-fifth line thereof.

(u) Section 3.5(b) is hereby amended by deleting the words “Issuing Bank” in the eighth, nineteenth, twenty-seventh, thirty-second, thirty-seventh, forty-first, forty-fifth, forty-eighth, fifty-third and sixty-second lines thereof and replacing such words with the words “Bond L/C Issuing Bank” and (ii) inserting the words “, the Bond L/C Issuing Bank and any Lender that has assigned any of its rights and obligations, including L/C Reimbursement Obligations, with respect to a Bond Letter of Credit pursuant to Section 9.2 of this Agreement (to the extent of such rights and obligations that it has assigned)” immediately after the words “other than the Issuing Bank” in the thirteenth and twenty-sixth lines thereof.

(v) Section 3.5(c) is hereby amended by deleting all references to “Issuing Bank” in the first and sixth lines thereof and replacing such references with the words “Bond L/C Issuing Bank”.

(w) Section 3.5(d) is hereby amended by (i) deleting the words “Issuing Bank” in the sixth line thereof and replacing such words with the words “Bond L/C Issuing Bank”, and (ii) inserting after the words “Lenders” in the sixth line thereof the words “(other than a Lender that has assigned any of its rights and obligations, including L/C Reimbursement Obligations, with respect to a Bond Letter of Credit pursuant to Section 9.2 of this Agreement and, then, only to the extent of such rights and obligations that it has assigned)".

(x) Section 3.5(e) is hereby amended by (i) deleting the words “Issuing Bank” in the first, third and eleventh lines thereof and replacing such words with the words “Bond L/C Issuing Bank” and (ii) inserting after the words “Each Lender” in the twelfth line thereof the words “(other than a Lender that has assigned any of its rights and obligations, including L/C Reimbursement Obligations, with respect to a Bond Letter of Credit pursuant to Section 9.2 of this Agreement and, then, only to the extent of such rights and obligations that it has assigned)".

(y) Section 3.5(f) is hereby amended by inserting after the words “Each Lender” in the first line thereof the words “(other than a Lender that has assigned any of its rights and obligations, including L/C Reimbursement Obligations, with respect to a Bond Letter of Credit pursuant to Section 9.2 of this Agreement and, then, only to the extent of such rights and obligations that it has assigned)".

(z) Section 4.1(a)(i) is hereby amended by deleting the words “Rova I Letters of Credit” in the ninth line thereof and replacing such words with the words “Rova I Virginia Power Letter of Credit and the Rova I Trade Letter of Credit and the Bond L/C Issuing Bank commits to issue the Series 1991 Letter of Credit”.

(aa) Section 4.1(a)(ii) is hereby amended by deleting the words “Rova II Letters of Credit” in the ninth line thereof and replacing such words with the words “Rova II Virginia Power Letter of Credit and the Rova II Trade Letter of Credit and the Bond L/C Issuing Bank commits to issue the Series 1993 Letter of Credit”.

(bb) Section 4.2 is hereby amended by deleting the words “Rova II Letters of Credit” in the third line thereof and replacing such words with the words “initial Rova II Virginia Power Letter of Credit and the Rova II Trade Letter of Credit and the obligation of the Bond L/C Issuing Bank to Issue the Series 1993 Letter of Credit”.

(cc) Section 4.3 is hereby amended by (i) inserting the words “and the Bond L/C Issuing Bank” immediately after the words “Issuing Bank” in the fourth line thereof, (ii) by replacing the reference to “any Letter of Credit” in the fourth, fifth and seventh lines thereof with “the initial Series 1991 Letter of Credit and initial Series 1993 Letter of Credit”, and (iii) by replacing the words “Rova II Letter of Credit” in the thirteenth line thereof with the words “any initial Rova II Letter of Credit”.

(dd) Section 4.4 is hereby amended by (i) inserting the words “Bond L/C” immediately before the words “Issuing Bank” in the first line thereof and (ii) by replacing the words “the Series 1993 Letter of Credit” in the second and third lines thereof with the words “the initial Series 1993 Letter of Credit”.

(ee) Section 4.4(a) is hereby amended by deleting the words “Issuing Bank” in the second and third lines of subsection (iii) thereof and in the second line of subsection (x) thereof and replacing such words with the words “Bond L/C Issuing Bank”.

(ff) Section 4.5(a) is hereby amended by deleting the words “Issuing Bank” in the first and ninth lines thereof and replacing such words with the words “Bond L/C Issuing Bank”.

(gg) Section 4.6 is hereby amended by deleting the words “Rova I Letters of Credit” in the third line thereof and replacing such words with the words “Rova I Virginia Power Letter of Credit and the Rova I Trade Letter of Credit and the obligation of the Bond L/C Issuer (in accordance with Article 3 hereof) to issue the Series 1991 Letter of Credit”.

(hh) Section 4.7(a) is hereby amended by deleting the words “Rova II Letters of Credit” in the tenth line thereof and replacing such words with the words “Rova II Virginia Power Letter of Credit and the Rova II Trade Letter of Credit and the obligation of the Bond L/C Issuer (in accordance with Article 3 hereof) to issue the Series 1991 Letter of Credit”.

(ii) Section 4.8 is hereby amended by deleting the words “Rova II Letters of Credit” in the third line thereof and replacing such words with the words “Rova II Virginia Power Letter of Credit and the Rova II Trade Letter of Credit and the obligation of the Bond L/C Issuer (in accordance with Article 3 hereof) to issue the Series 1993 Letter of Credit”.

(jj) Section 6.1(c)(xi) is hereby amended by inserting the words “, the Bond L/C Issuing Bank” immediately after the words “the Institutional Lenders” in the thirty-third line of the second paragraph thereof.

(kk) Section 6.8(a) is hereby amended by inserting the words “, the Bond L/C Issuing Bank” immediately after the words “the Institutional Lenders” in the nineteenth line thereof.

(ll) Section 6.8(c) is hereby amended by inserting the words “, the Bond L/C Issuing Bank” immediately after the words “the Institutional Lenders” in the seventh line thereof.

(mm) Section 6.15 is hereby amended by inserting the words “, the Bond L/C Issuing Bank” immediately after the words “the Institutional Lenders” in the fifteenth line thereof.

(nn) Section 6.25(a) is hereby amended by inserting the words “except during any period when the Bonds are held as Series 1991 Pledged Bonds or Series 1993 Pledged Bonds,” at the beginning of such Section before the word “Borrower.”

(oo) Section 6.25(c) is hereby amended by inserting the words “the Bond L/C” immediately before the words “Issuing Bank” in the second and sixth lines thereof.

(pp) Section 6.25(o) is hereby amended by deleting the word “At” at the beginning of such Section and replacing such word with the words “Unless the Interest Rate Period (as defined in the Series 1991 Indenture and Series 1993 Indenture) of the Bonds is a Term Interest Period (as defined in the Series 1991 Indenture and the Series 1993 Indenture) or the Bonds are held as Series 1991 Pledged Bonds or Series 1993 Pledged Bonds, at”.

(qq) Section 7.1(s) is hereby amended by inserting the words “Bond L/C” immediately before the words “Issuing Bank” in the fifth line thereof.

(rr) Section 7.2(a) is hereby amended by inserting the words “Bond L/C” immediately before the words “Issuing Bank” in the sixth line thereof.

(ss) Section 7.2(b)(ii)is hereby amended by inserting the words “, the L/C Bond Issuing Bank” immediately after the words “Issuing Bank” in the third line thereof.

(tt) Section 7.2(c) is hereby amended by inserting the words “, the L/C Bond Issuing Bank” immediately after the word “Lenders” in the nineteenth line thereof.

(uu) Section 8.1 is hereby amended by inserting the words “the Bond L/C Issuing Bank,” immediately after the words “each Institutional Lender,” in the first line thereof.

(vv) Section 8.2 is hereby amended by inserting the words “, the Bond L/C Issuing Bank” immediately after the words “Institutional Agent” in the third line thereof.

(ww) Section 8.4 is hereby amended by inserting the words “, the Bond L/C Issuing Bank” immediately after the words “Each of Agent” in the eighth line thereof.

(xx) Section 8.5 is hereby amended by (i) inserting the words “Bond L/C Issuing Bank,” immediately after the words “as a Lender,” in the first line thereof, (ii) inserting the words “, the Bond L/C Issuing Bank” immediately after the words “Institutional Agent” in the fourth line thereof, and (iii) inserting the words “, Bond L/C Issuing Bank” immediately after the words “In addition, Agent” in the thirteenth line thereof.

(yy) Section 9.1 is hereby amended by deleting the words “the Bond Letters of Credit,” beginning in the first line immediately after the Agent’s contact information for notices and by inserting the following language immediately after the Issuing Bank’s contact information for notices:

“If to the Bond L/C Issuing Bank (with respect to the Bond Letters of Credit):

So long as Credit Suisse First Boston is the Bond L/C Issuing Bank to:

[Credit Suisse First Boston Tower 49 12 E. 49th Street New York, New York 10017

Attention: Group Head, Portfolio Management Project Finance, Telex: 420149 Telecopy: (212) 238-5390]

At such time, if any, as Credit Suisse First Boston is not the Bond L/C Issuing Bank, to such address as may be designated in writing by any Bond L/C Issuing Bank to the Agent, the Institutional Agent and the Borrower.

(zz) Section 9.2(a) is hereby amended by (i) deleting the words “a Letter of Credit” in the fifth line thereof and replacing such words with the words “either of the Bond Letters of Credit, the consent of the Bond L/C Issuing Bank, and with respect to a Virginia Power Letter of Credit or either of the Trade Letters of Credit” and (ii) inserting the words “the Bond L/C Issuing Bank or” immediately before the words “the Issuing Bank” in the eleventh line thereof.

(aaa) Section 9.4 is hereby amended by (i) inserting the words “the Bond L/C Issuing Bank,” immediately after the words “Issuing Bank” in the second line of clause (iv) thereof and (ii) inserting the words “, the Bond L/C Issuing Bank” immediately after the words “Institutional Lenders” in the eighth and twelfth lines of clause (v) thereof.

(bbb) Section 9.13(d) is hereby amended by inserting the words “THE BOND L/C ISSUING BANK,” immediately after the words “THE ISSUING BANK,” in the third line thereof.

               4.       Conditions of Amendment. The amendment to Section 3.2(c) of the Credit Agreement contained in Section 3(l) of this Amendment, permitting the Borrower to provide a Series 1991 Substitute Letter of Credit and a Series 1993 Substitute Letter of Credit after the expiration of the Bond Letters of Credit is expressly conditioned upon the satisfaction of the condition that Borrower obtain a waiver, modification or amendment, in accordance with Section 11.9 of each of the Series 1991 Loan Agreement and the Series 1993 Loan Agreement and Section 6.04 of each Indenture, from the Series 1991 Trustee and the Series 1993 Trustee of the requirements set forth in Section 5.2 of the Series 1991 Loan Agreement and Series 1993 Loan Agreement (i) to the effect that a Letter of Credit (as defined in the Indenture) or Substitute Letter of Credit (as defined in the Indenture) is not required pursuant to Section 5.2(a) of the Series 1991 Loan Agreement or the Series 1993 Loan Agreement if the Bonds have been purchased pursuant to Section 8.15(c) of the applicable Indenture such that they are Series 1991 Pledged Bonds or Series 1993 Pledged Bonds, as applicable, (ii) to permit the delivery of a Series 1991 Substitute Letter of Credit and a Series 1993 Substitute Letter of Credit on any Business Day, and (iii) to change the 45-day notice period in Section 5.2(b) of the Series 1991 Loan Agreement and the Series 1993 Loan Agreement from forty-five (45) days to ten (10) days, if a Substitute Letter of Credit is being delivered while the Bonds are held as Series 1991 Pledged Bonds or Series 1993 Pledged Bonds, as applicable.

               5.       Limitation. Except as expressly stated herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement.

               6.       Credit Agreement References. On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Project Document, Loan Instrument or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment.

               7.       Governing Law. This Amendment shall for all purposes be considered a Loan Instrument and shall be governed by, construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflict of laws (except for Section 5-1401 of the General Obligations Law of the State of New York).

               8.       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and all future parties to the Credit Agreement.

               9.       Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. A facsimile signature on a counterpart of this Amendment shall be binding to the same extent as an original signature by the signatory.

               10.       Effectiveness. This Amendment shall be effective when executed by the Agent, the Borrower and the Majority Lenders.

               IN WITNESS WHEREOF, the parties hereto have executed this consent through their duly authorized representatives as of              , 2001.

WESTMORELAND-LG&E PARTNERS, as Borrower

By:	WESTMORELAND-ROANOKE VALLEY, L.P. as general partner

By:	WEI-ROANOKE VALLEY, INC., as general partner

By:	/s/ Gregory S. Woods Name: Gregory S. Woods Title: Executive Vice President

By:	LG&E ROANOKE VALLEY, L.P., as general partner

By:	LG&E POWER 16 INCORPORATED, as general partner

By:	/s/ Daniel K. Arbough Name: Daniel K. Arbough Title: Treasurer

CREDIT SUISSE FIRST BOSTON, as Agent, Co-Agent, Lender and Issuing Bank

By:	/s/ p.p. Hughes Name: Stephen Hughes Title: Associate

By:	/s/ p.p. Naval Name: Pilarcita V. Naval Title: Associate

THE BANK OF NOVA SCOTIA, as Co-Agent and Lender

By:	/s/ Brian Portis Name: Brian Portis Title: Director

SUMITOMO MITSUI BANKING CORPORATION (formerly known as THE SUMITOMO BANK, LIMITED), NEW YORK BRANCH, as Co-Agent and Lender

By:	/s/ David A. Buck Name: David A. Buck Title: Senior Vice President

NIB CAPITAL BANK, N.V., as Co-Agent and Lender

By:	/s/ Halbart Völker Name: Halbart Völker Title: Head of Energy and Environment

By:	/s/ Dennis van Alphen Name: Dennis van Alphen Title: Vice President

UNION BANK OF CALIFORNIA, N.A., (AS SUCCESSOR IN INTEREST TO UNION BANK), as Lender

By:	/s/ Susan K. Johnson Name: Susan K. Johnson Title: Vice President

THE FUJI BANK LIMITED, LOS ANGELES AGENCY, as Lender

By:	________________________________ Name: Title:

CREDIT LYONNAIS, NEW YORK BRANCH, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: SVP

CREDIT LYONNAIS, CAYMAN ISLAND BRANCH, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: SVP

THE SANWA BANK LIMITED, as Lender

By:	________________________________ Name: Title:

LANDESBANK HESSEN THURINGEN GIROZENTRALE, as Lender

By:	/s/ David A. Leech Name: David A. Leech Title: Vice President, Corporate Finance Division, Structure Finance Dept.

By:	/s/ Marc Bruening Name: Marc Bruening Title: Asst. Vice President, Corporate Finance Division, Structured Finance Dept.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Agent and Institutional Lender

By:	/s/ [illegible] Name: Title: